SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 6, 2007

                             UNIVERSAL TRAVEL GROUP
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                        000-51516                      90-0296536
    ------                        ---------                      ----------
    State of                      Commission                     IRS Employer
    Incorporation                 File Number                    I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 443-4151
                         (Registrant's telephone number)

                      -------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On August 6, 2007, Universal Travel Group (the "Registrant", or "UTVG"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly own subsidiary of UTVG ("YZL"), Xi'an Golden Net Travel Serve Service Co., Ltd., a Xi'an Corporation in China ("XGN"), and the shareholders of XGN (the "Shareholders"), entered into and consummated, a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which YZL acquired 100% of XGN for approximately $1,800,000. The consummation of the Agreement was previously reported in the Registrant's Report on Form 8-K of August 6, 2007. This Report is being filed on Form 8-K/A to include the financial information required to be filed as a result of the Registrant's acquisition of XGN.

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On September 18, 2007, Universal Travel Group issued a press release announcing financial results of XGN, its newly acquired subsidiary, for the fiscal year end December 31, 2006 and for the six-month period ended June 30, 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

      (b)   Pro Forma Financial Information.

      The financial statements required by Item 9.01(a)-(b) are below.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD

                               FINANCIAL STATEMENT

                                DECEMBER 31, 2006

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
Xi'an Golden Net Travel Serve Service Co., Ltd

We have audited the accompanying balance sheet of Xi'an Golden Net Travel Serve Service Co., Ltd. ("Company") as of December 31, 2006 and 2005, and the related statements of income, comprehensive losses, statement of stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xi'an Golden Net Travel Serve Service Co., Ltd. as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the periods then ended, in conformity with generally accepted accounting principles in the United States of America.


/s/ Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
August 22, 2007

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                      ASSETS                                      2006        2005
                                                                                  ----        ----
Current Assets
Cash and cash equivalents                                                       $150,169    $ 79,050
Accounts receivable, net                                                          16,799      16,245
Due from shareholders                                                            730,237     238,706
                                                                                --------    --------
Total Current Assets                                                             897,205     334,001

Property & equipment, net                                                          1,357       2,494
                                                                                --------    --------

Total Assets                                                                    $898,562    $336,495
                                                                                ========    ========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses                                           $ 15,852    $  9,196
Income tax payable                                                                85,962      36,581
                                                                                --------    --------
Total Current Liabilities                                                        101,814      45,777

Stockholders' Equity
Common stock,  par value "nil" & "nil"
520,000( RMB ) shares authorized, none issued, nor outstanding
Share capital                                                                     63,621      63,621
Statutory reserves                                                                43,382      33,841
Other comprehensive income                                                        20,857       3,667
Retained earnings                                                                668,888     189,589
Total Stockholders' Equity                                                       796,748     290,718
                                                                                --------    --------
Total Liabilities and Stockholders' Equity                                      $898,562    $336,495
                                                                                ========    ========

   The accompanying notes are an integral part of these financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDING DECEMBER 31, 2006 AND 2005

                                                        2006            2005
                                                        ----            ----

Sales, net                                          $ 5,374,313     $ 4,216,001

Cost of sales                                         4,538,804       3,798,124
                                                    -----------     -----------
Gross profit                                            835,509         417,877

General and administrative expenses                     106,791          80,784
                                                    -----------     -----------
Income from operations                                  728,718         337,094

Other (Income) Expense
Interest  income                                         (1,094)           (644)
Other (income) expense, net                                 201            1013
                                                    -----------     -----------
Total Other (Income) Expense                               (893)            369
                                                    -----------     -----------
Income before income taxes                              729,611         336,725

Provision for income taxes                              240,772         111,119
                                                    -----------     -----------
Net income                                          $   488,839     $   225,605
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                   2006          2005
                                                                                   ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                      $ 488,839     $ 225,605
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                                       1,137         1,102
Provision for doubtful accounts                                                         1           844
(Increase) / decrease in assets:
Accounts receivables                                                                   (6)      (16,884)
Amount due from shareholders                                                     (476,219)     (225,605)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                                               6,251         5,905
Income tax payable                                                                 47,431        36,119
                                                                                ---------     ---------

Net cash provided by operating activities                                          67,434        27,086

Effect of exchange rate changes on cash and cash equivalents                        3,685         1,441
                                                                                ---------     ---------

Net change in cash and cash equivalents                                            71,119        28,527
Cash and cash equivalents, beginning balance                                       79,050        50,523
                                                                                ---------     ---------
Cash and cash equivalents, ending balance                                       $ 150,169     $  79,050
                                                                                =========     =========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                                             $ 191,391     $  74,538
                                                                                =========     =========
Interest payments                                                               $      --     $      --
                                                                                =========     =========

   The accompanying notes are an integral part of these financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                        STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 2006 AND 2005

-----------------------------------------------------------------------------------------------------------------------
                           Common Stock      Additional     Statutory      Comprehensive     Retained         Total
                                           Paid I Capital    Reserves           Loss         Earnings      Shareholders
                                                                                                              Equity
-----------------------------------------------------------------------------------------------------------------------
Balance 1/1/2005                 $ 63,621     $     --      $               $       --       $ (2,175)      $   61,446
Transfer Reserves                                             33,841                          (33,841)              --
Paid in capital
Comprehensive                                                                    3,667                           3,667
Net Income                                                                                    225,605          225,605
                                 --------------------------------------------------------------------------------------
Balance 12/31/2005                 63,621                     33,841             3,667        189,589          290,718
Transfer Reserves                                              9,541                           (9,541)              --
Recapitalization
Comprehensive                                                                   17,190                          17,190
Net Income                                                                                    488,839          488,839
                                 --------------------------------------------------------------------------------------
Balance 12/31/2006               $ 63,621     $     --      $ 43,382        $   20,857       $668,888       $  796,748
                                 ======================================================================================

   The accompanying notes are an integral part of these financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 1 - ORGANIZATION

Xi'an Golden Net Travel Serve Service Co., Ltd was incorporated on July 25, 2001 under the laws of the Peoples Republic of China, Xi'an, City. The Company is engaged in the business of Tour Planning and Tour Guide Services.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Translation Adjustment

As of December 31, 2006 and 2005, the accounts of Xi'an Golden Net Travel Serve Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards
(SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $845 and $844 as at December 31, 2006 and 2005 respectively.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

        Real Property                                       50 years
        Machinery & Equipment                               15 years
        Delivery Equipment                                  10 years
        Computers & office Equipment                        5 years

As of December 31, 2006 and 2005 Property, Plant & Equipment consist of the following:

                                                       2006        2005
                                                       ----        ----
     Furniture and Fixtures                          $ 1,713     $ 1,713
     Computers and Office equipment                  $ 4,087       4,087
                                                     -------     -------

     Accumulated depreciation                         (4,443)     (3,306)
                                                     -------     -------
                                                     $ 1,357     $ 2,494
                                                     =======     =======

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of

FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities<168>, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilitiesi<168>. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS 157 'Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

A brief description of the provisions of this Statement The date that adoption is required The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

In February, 2007, FASB issued SFAS 159 "The Fair Value Option for Financial Assets and Financial Liabilities" - Including an Amendment of FASB Statement No.
115. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The management is currently evaluating the effect of this pronouncement on financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

         The following is a reconciliation of
         Income tax expense:

                                       2006              2005
                                       ----              ----

              --------------------------------------------------
              Current             $     240,772     $    111,119
              --------------------------------------------------
              Deferred                       --               --
              --------------------------------------------------
              Total               $     240,772     $    111,119
              --------------------------------------------------

Note 5 - COMMITMENTS

The Company leases facilities under operating leases that have an expiration of January 1, 2008. Rental expenses were $ 7572 for the period ended December 31, 2006 and the company has a future commitment of $ 8834 as of December 31, 2006.

Note 6 - STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2006 and 2005 the Company had allocated $ 43,382 and $ 33,841 to these non-distributable reserve funds, respectively.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2006 and December 31, 2005 are as follows:

                                         Foreign Currency      Accumulated Other
                                            Translation          Comprehensive
                                            Adjustment              Income

Balance at January 1, 2005                   $    --                $    --
Change for 2005                                3,667                  3.667
                                             -------                -------
Balance at December 31, 2005                 $ 3,667                $ 3,667
Change for 2006                               17,190                 17,190
                                             -------                -------
Balance at December 31, 2006                 $20,857                $20,857
                                             =======                =======

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the years ended 2006 and 2005. No customer accounted for more than 10% of the company's accounts receivable at December 31, 2006 or 2005, respectively. The company had no vendors during 2006 and 2005 who accounted for more than 10% of the total purchases. No vendor at December 31, 2006 and 2005 comprised more than 10% of the company's accounts payable respectively.

Note 10 - SUBSEQUENT EVENTS

On August 6, 2007, Xi'an Golden Net Travel Serve Service Co., Ltd., a Xi'an Corporation in China ("XGN"), and the shareholders of XGN, entered into and consummated, a Share Exchange Agreement with Universal Travel Group ("UTVG") and Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of UTVG ("YZL"), pursuant to which YZL acquired 100% of XGN. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in XGN, the shareholders (XGN) will receive a combination of the aggregate of 151,765 shares of UTVG common stock at $1.70 per share (average share price), and promissory notes in the aggregate principal amount of $1,542,000, bearing no interest, with a maturity date of August 6, 2008, divided proportionally among the shareholders (XGN) in accordance with their respective ownership interests in XGN immediately before the closing of the Share Exchange Agreement.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2007

MORGENSTERN, SVOBODA & BAER, CPA'S, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 EXCHANGE PLACE, SUITE 1820
NEW YORK, N.Y.10005
TEL:  (212) 925-9490
FAX: (212) 226-9134
E-MAIL:  MSBCPAS@GMAIL.COM

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Xi'an Golden Net Travel Serve Service Co., Ltd

We have reviewed the accompanying balance sheet of Xi'an Golden Net Travel Serve Service Co., Ltd as of June 30, 2007 and the statement of operations for the six months ended June 30, 2007 and statements of cash flows and shareholders equity for the six months then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.


/s/ Morgenstern, Svoboda & Baer CPAs, PC
Certified Public Accountants

New York, NY
August 23, 2007

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                                  BALANCE SHEET
                                  June 30, 2007

 ASSETS                                                                 2007
                                                                        ----
Current Assets
Cash and cash equivalents                                            $   45,256
Accounts Receivable                                                     142,462
Due from Shareholders                                                 1,075,504
                                                                     ----------
Total Current Assets                                                  1,263,222

Property & equipment, net                                                   773
                                                                     ----------

Total Assets                                                         $1,263,995
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses                                $   24,660
Income tax payable                                                      107,215
                                                                     ----------
Total Current Liabilities                                               131,875

Stockholders' Equity

Common stock par value "nil" & "nil"
520,000 (RMB) shares authorized, none issued nor outstanding
Share capital                                                            63,621
Statutory reserves                                                       43,382
Other comprehensive income                                               53,633
Retained earnings                                                       971,484
                                                                     ----------
Total Stockholders' Equity                                            1,132,120
                                                                     ----------
Total Liabilities and Stockholders' Equity                           $1,263,995
                                                                     ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                               STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

                                                                        2007
                                                                        ----

Sales, nety                                                         $ 4,448,059
Cost of services                                                      3,929,835
                                                                    -----------
Gross profit                                                            518,224

Selling, General and administrative expenses                             66,798
                                                                    -----------
Income from operations                                                  451,426

Other (Income) Expense
Interest income                                                            (306)
Other (Income) expense, net                                                  95
                                                                    -----------
Total Other Income (Expense)                                                211
                                                                    ===========
Income before income taxes                                              451,426

Provision for income taxes                                              149,040
                                                                    -----------
Net income                                                          $   302,597
                                                                    ===========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

                                                                         2007
                                                                         ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                            $ 302,597
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                               568
(Increase) / decrease in assets:
Accounts receivables                                                   (120,303)
Amount due from shareholders                                           (313,707)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses                                     8,073
Income tax payable                                                       18,307
                                                                      ---------

Net cash provided by operating activities                              (104,465)

Effect of exchange rate changes on cash and cash equivalents               (448)
                                                                      ---------


Net change in cash and cash equivalents                                (104,913)
Cash and cash equivalents, beginning balance                            150,169
                                                                      ---------
Cash and cash equivalents, ending balance                             $  45,256
                                                                      =========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                                   $ 127,787
                                                                      =========
Interest payments                                                     $      --
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                        STATEMENT OF STOCKHOLDERS' EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

                           -------------------------------------------------------------------------------------------
                            Common         Additional      Statutory     Comprehensive      Retained         Total
                             Stock         Paid In         Reserves          Income         Earnings      Shareholders
                                           Capital                                                           Equity
                           -------------------------------------------------------------------------------------------
Balance 12/31/2006         $  63,621       $    --         $  43,382       $   20,857      $  668,887     $   796,747
Transfer Reserves
Recapitalization
Comprehensive                                                                  32,776                          32,776
Net Income for six
months ended 6/30/07                                                                          302,597         302,597
                           -------------------------------------------------------------------------------------------
Balance 6/30/2007          $  63,621       $    --         $  43,382       $   53,633      $  971,484     $ 1,132,120
                           ===========================================================================================

   The accompanying notes are an integral part of these financial statements.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 1 - ORGANIZATION

Xi'an Golden Net Travel Serve Service Co., Ltd was incorporated on July 25, 2001 under the laws of the Peoples Republic of China, Xi'an, City. The Company is engaged in the business of Tour Planning and Tour Guide Services.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Translation Adjustment

As of June 30, 2007, the accounts of Xi'an Golden Net Travel Serve Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars
(USD) in accordance with Statement of Financial Accounts Standards (SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $845 as at June 30, 2007.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

        Real Property                                       50 years
        Machinery & Equipment                               15 years
        Delivery Equipment                                  10 years
        Computers & office Equipment                        5 years

As of June 30, 2007 Property, Plant & Equipment consist of the following:

                                                              2007
                                                              ----
        Furniture and Fixtures                              $ 1,713
        Computers and Office equipment                        4,087
                                                            -------
                                                              5,800
        Accumulated depreciation                             (5,027)
                                                            -------
                                                            $   773
                                                            =======

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of June 30, 2007 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with pro-forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of

FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities<168>, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilitiesi<168>. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. permits entities to choose to measure many financial instruments and certain other items at fair value In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets
- an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS 157 'Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

A brief description of the provisions of this Statement The date that adoption is required The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

In February, 2007, FASB issued SFAS 159 'The Fair Value Option for Financial Assets and Financial Liabilities" - Including an Amendment of FASB Statement No. 115.. This statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The management is currently evaluating the effect of this pronouncement on financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

         The following is a reconciliation of
         Income tax expense:

                                                        2007
                                                        ----

                         Current                      $149,040
                         Deferred                           --
                                                      --------
                         Total                        $149,040
                                                      ========

Note 5 - COMMITMENTS

The Company leases facilities under operating leases that have an expiration of January 1, 2008. Rental expenses were $ 3786 for the six months ended June 30, 2007, and the company has a future commitment of $ 5,048 as of June 30, 2007.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 6 - STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of June 30, 2007 the Company had allocated $ 43,382 to these non-distributable reserve funds.

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at June 30, 2007 are as follows:

                                         Foreign Currency      Accumulated Other
                                            Translation          Comprehensive
                                            Adjustment              Income

Balance at December 31, 2006                 $20,857                $20,857
Change for 2007                               30,776                 30,776
                                             -------                -------
Balance at June 30, 2007                     $53,633                $53,633
                                             =======                =======

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the six months ended June 30, 207. No customer accounted for more than 10% of the company's accounts receivable at June 30, 2007. The company had no vendors as of June 30, 2007 who accounted for more than 10% of the total purchases. No vendor at June 30, 2007 comprised more than 10% of the company's accounts payable.

                 XI'AN GOLDEN NET TRAVEL SERVE SERVICE CO., LTD
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007

Note 10 - SUBSEQUENT EVENTS

On August 6, 2007, Xi'an Golden Net Travel Serve Service Co., Ltd., a Xi'an Corporation in China ("XGN"), and the shareholders of XGN, entered into and consummated, a Share Exchange Agreement with Universal Travel Group ("UTVG") and Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of UTVG ("YZL"), pursuant to which YZL acquired 100% of XGN. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in XGN, the shareholders (XGN) will receive a combination of the aggregate of 151,765 shares of UTVG common stock at $1.70 per share (average share price), and promissory notes in the aggregate principal amount of $1,542,000, bearing no interest, with a maturity date of August 6, 2008, divided proportionally among the shareholders (XGN) in accordance with their respective ownership interests in XGN immediately before the closing of the Share Exchange Agreement.

                                            UNIVERSAL TRAVEL GROUP, INC.             Xian Golden Net Travel
                                            CONSOLIDATED BALANCE SHEETS                  BALANCE SHEETS
                                        June 30, 2007 and December 31, 2006    June 30, 2007 and December 31, 2006

 ASSETS                                          2007          2006                    2007         2006
                                                 ----          ----                    ----         ----
Current Assets
Cash and cash equivalents                   $    820,011   $ 1,043,555             $    45,256   $  150,169
Accounts Receivable                            1,508,378        18,788                 142,462       16,799
Acquisition Deposit                              887,569     2,881,823
Loans Receivable                               1,157,805       661,158
Due from Shareholders                            201,321        0                    1,075,504      730,237
Trade Deposit                                    767,012       959,605
Advances                                       4,061,481     1,831,558
Refundable Deposits                               28,371        34,004
Prepaid expenses and other receivables            21,168        31,842
                                            ---------------------------------------------------------------
Total Current Assets                           9,453,116     7,462,333               1,263,222      897,205

Property & equipment, net                         83,874        51,555                     773        1,357
Intangible assets                                 34,471        49,938
Goodwill                                       3,621,513             0
                                            ---------------------------------------------------------------

Total Assets                                $ 13,192,974   $ 7,563,826             $ 1,263,995      898,562
                                            ===============================================================

                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable - Bank                        $  1,178,403   $         0             $
Accounts payable and accrued expenses          2,808,272     3,391,229                  24,660       15,852
Income tax payable                               297,038       263,850                 107,215       85,962
                                            ---------------------------------------------------------------
Total Current Liabilities                      4,283,713     3,655,079                 131,875      101,814

Stockholders' Equity

Common stock, $.001 par value, 70,000,000
shares authorized, 34,934,285 issued and
outstanding                                       34,934        30,450                63,621       63,621
Additional paid in capital                     2,910,929       332,013
Other comprehensive income                       215,403       103,811                53,633       20,857
Statutory Reserve                                                                     43,382       43,382
Retained earnings                              5,747,995     3,442,473               971,484      668,888
                                            -------------------------------------------------------------
Total Stockholders' Equity                     8,909,261     3,908,747             1,132,120      796,748
Total Liabilities and Stockholders' Equity  $ 13,192,974   $ 7,563,826           $ 1,263,995      898,562
                                            =============================================================

                                                      Combined                            Proforma                   Proforma
                                                   BALANCE SHEETS                       Adjustments               Balance Sheets
                                         June 30, 2007 and December 31, 2006

 ASSETS                                          2007          2006                  2007         2006         2007          2006
                                                 ----          ----                  ----         ----         ----          ----
Current Assets
Cash and cash equivalents                   $    865,267    1,193,724            $            $            $   865,267   $1,193,724
Accounts Receivable                            1,650,840       35,587                                        1,650,840       35,587
Acquisition Deposit                              887,569    2,881,823                                          887,569    2,881,823
Loans Receivable                               1,157,805      661,158                                        1,157,805      661,158
Due from Shareholders                          1,276,825      730,237                                        1,276,825      730,237
Trade Deposit                                    767,012      959,605                                          767,012      959,605
Advances                                       4,061,481    1,831,558                                        4,061,481    1,831,558
Refundable Deposits                               28,371       34,004                                           28,371       34,004
Prepaid expenses and other receivables            21,168       31,842                                           21,168       31,842
                                            ---------------------------------------------------------------------------------------
Total Current Assets                          10,716,338    8,359,538                     0            0    10,716,338    8,359,538

Property & equipment, net                         84,647       52,912                                           84,647       52,912
Intangible assets                                 34,471       49,938                                           34,471       49,938
Goodwill                                       3,621,513            0               764,895    1,067,491     4,386,408    1,067,491
                                            ---------------------------------------------------------------------------------------

Total Assets                                $ 14,456,969    8,462,388            $  764,895   $1,067,491   $15,221,864   $9,529,879
                                            =======================================================================================

                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Notes payable - Bank                        $  1,178,403            0            $1,542,000   $1,542,000   $ 2,720,403   $1,542,000
Accounts payable and accrued expenses          2,832,932    3,407,081                                        2,832,932    3,407,081
Income tax payable                               404,253      349,812                                          404,253      349,812
                                            ---------------------------------------------------------------------------------------
Total Current Liabilities                      4,415,588    3,756,893             1,542,000    1,542,000     5,957,588    5,298,893

Stockholders' Equity

Common stock, $.001 par value, 70,000,000
shares authorized, 34,934,285 issued and
outstanding                                       98,555       94,071               -62,103      -62,103        36,452       31,968
Additional paid in capital                     2,910,929      332,013               256,482      256,482     3,167,411      588,495
Other comprehensive income                       269,036      124,668                                          269,036      124,668
Statutory Reserve                                 43,382       43,382                                           43,382       43,382
Retained earnings                              6,719,479    4,111,361              -971,484     -668,888     5,747,995    3,442,473
                                            ---------------------------------------------------------------------------------------
Total Stockholders' Equity                    10,041,381    4,705,495              -777,105     -474,509     9,264,276    4,230,986
Total Liabilities and Stockholders' Equity  $ 14,456,969    8,462,388            $  764,895   $1,067,491   $15,221,864   $9,529,879
                                            =======================================================================================

                                                    UNIVERSAL TRAVEL GROUP, INC.                     XIAN GOLDEN NET TRAVEL
                                                 CONSOLIDATED STATEMENTS OF INCOME                    STATEMENTS OF INCOME
                                              FOR THE YEAR ENDEDDECEMBER 31, 2006 AND          FOR THE YEAR ENDEDDECEMBER 31, 2006
                                                THE SIX MONTHS ENDED JUNE 30, 2007           AND THE SIX MONTHS ENDED JUNE 30, 2007

                                                       2007           2006                           2007           2006
                                                       ----           ----                           ----           ----
Gross revenues,                                   $ 13,985,503   $ 10,013,788                    $ 4,448,059    $ 5,374,313
Cost of services                                     9,111,071      4,594,376                      3,929,835      4,538,804
                                                  -------------------------------------------------------------------------
Revenues, net                                        4,874,432      5,419,412                        518,224        835,509
Selling, General and administrative expenses         1,409,943      1,353,434                         66,798        106,791
Stock Based Compensation                               633,360        950,040
                                                  -------------------------------------------------------------------------
                                                     2,043,303      2,303,474                         66,798        106,791
Income from operations                               2,831,129      3,115,938                        451,426        728,718

Other (Income) Expense
Interest income                                         14,828          11994                            306          1,094
                                                                       36,383
Interest expense                                       -21,282         -2,754                            -95           -201
                                                  -------------------------------------------------------------------------
Total Other Income (Expense)                            (6,454         45,623                            211            893
Income before income taxes                           2,824,675      3,161,561                        451,637        729,611

Provision for income taxes                             519,153        603,083                        149,040        240,772
                                                  -------------------------------------------------------------------------
Net income                                        $  2,305,522   $  2,558,478                    $   302,597    $   488,839
                                                  =========================================================================

                                               COMBINED                                                    PROFORMA
                                         STATEMENTS OF INCOME                Proforma                 STATEMENTS OF INCOME
                               FOR THE YEAR ENDEDDECEMBER 31, 2006 AND      Adjustments      FOR THE YEAR ENDEDDECEMBER 31, 2006 AND
                                  THE SIX MONTHS ENDED JUNE 30, 2007                           THE SIX MONTHS ENDED JUNE 30, 2007
                                       2007             2006               2007    2006            2007              2006
                                       ----             ----               ----    ----            ----              ----
Gross revenues,                    $ 18,433,562    $ 15,388,101                                $ 18,433,562     $ 15,388,101
Cost of services                     13,040,906       9,133,180                                  13,040,906        9,133,180
                                   -----------------------------------------------------------------------------------------
Revenues, net                         5,392,656       6,254,921                                   5,392,656        6,254,921
Selling, General and
  administrative expenses             1,476,741       1,460,225                                   1,476,741        1,460,225
Stock Based Compensation                633,360         950,040                                     633,360          950,040
                                   -----------------------------------------------------------------------------------------
                                      2,110,101       2,410,265                                   2,110,101        2,410,265
Income from operations                3,282,555       3,844,656                                   3,282,555        3,844,656

Other (Income) Expense
Interest income                          15,134          13,088                                      15,134           13,088
                                              0          36,383                                                       36,383
Interest expense                        -21,377          -2,955                                     -21,377           -2,955
                                   -----------------------------------------------------------------------------------------
Total Other Income (Expense)             -6,243          46,516                                      -6,243           46,516
Income before income taxes            3,276,312       3,891,172                                   3,276,312        3,891,172

Provision for income taxes              668,193         843,855                                     668,193          843,855
                                   -----------------------------------------------------------------------------------------
Net income                         $  2,608,119    $  3,047,317                                $  2,608,119     $  3,047,317
                                   =========================================================================================

Universal Travel Group, Inc.
Xian Golden Net Travel
Proforma Adjustments
June 30, 2007 & December 31, 2006

June 30, 2007                              Dr              Cr            Dr             Cr          Total
-------------                              --              --            --             --          -----
Goodwill                                1,800,000                                   1,035,105        764,895
Common Stock                                               1,518         63,621                       62,103
APIC                                                     256,482                                    -256,482
Notes Payable                                          1,542,000                                  -1,542,000
Retained Earnings                                                       971,484                      971,484
                                        --------------------------------------------------------------------
                                        1,800,000      1,800,000      1,035,105     1,035,105              0
                                        ====================================================================
                                         Record                       Eliminate
                                        Purchase                      Equity in
                                                                      Acquiree

Decemeber 31, 2006                         Dr              Cr            Dr             Cr          Total
------------------                         --              --            --             --          -----
Goodwill                                1,800,000                                     732,509      1,067,491
Common Stock                                               1,518         63,621                       62,103
APIC                                                     256,482                                    -256,482
Notes Payable                                          1,542,000                                  -1,542,000
Retained Earnings                                                       668,888                      668,888
                                        --------------------------------------------------------------------
                                        1,800,000      1,800,000        732,509       732,509              0
                                        ====================================================================
                                         Record                       Eliminate
                                        Purchase                      Equity in
                                                                      Acquiree

      (c)   Exhibits.

            99.1 Press Release, dated September 18, 2007 - "Universal Travel Group Newly-acquired Subsidiary Xi'an Golden Net Reports $4.4M Revenue for the First Six Months of FY '07".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            -------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer